Exhibit 10.11

Translation of Medicinal Material Procurement Contract

Party A (Purchaser): Yunnan Shangri-La Tibetan Pharmaceutical Group Limited.

Party B (Supplier): Kunming Morningstar Printing Co., Ltd.

Product’s Name	Specification	Unit	Quantity	Unit Price	Value (RMB)	Procurement Period	Memo
Boxes		s/es	3,966,659	0.07	262,471.07	09.1.1-12.31
Instruction Manual		piece	16,837,993	0.03	432,632,72	09.1.1-12.31
Packing		piece	169,365	0.03	4,347.59	09.1.1-12.31
Cardboard Boxes		s/es	165,775	7.7	1,276,241.88
Small Boxes		s/es	32,240,646	0.13	4,086,583.16	09.1.1-12.31
Big Boxes		s/es	13,116,781	0.65	8,506,400.95	09.1.1-12.31
Sealing Labels		s/es	43,552,765	0.01	256,455.81	09.1.1-12.31

The Aggregate Value: RMB 14,825,133.18

The Procurement Place: Yunnan Shangri-La Tibetan Medicine Group Co., Ltd.

Date of Delivery: Delivery within 45 days upon the signature of the Contract

Payment Method: Party A shall make payment of all the accounts payable within 30 days upon the entry of products in the warehouse and Party B shall draw the accounts receivable by presentation of the warehouse voucher.

Quality Standard: State Standard

Package: Polypropylene (PP) Knitted Bag or cloth bag free of any damage.

Quality Requirements by Party B: The products shall comply with the state quality standards as well as the agreed quality standard bases on the said quality standards; Packing Sound

Quality Requirements agreed by Both Parties: The Tibetan medicinal materials standard under the administration authorities of the Ministry of Public Health shall be executed.

Liability of Breach: The breached party shall make the compensation for the non-breach party by the amount equivalent to 30% of the aggregate value of the contract herein.

This contract is in duplicate and shall be effective upon both parties’ signature, seal, and putting one’s fingerprint.

Party A: Yunnan Shangri-La Tibetan Pharmaceutical Group Limited

Authorized Representative: Hong Yu (Signature)

Yunnan Shangri-La Tibetan Pharmaceutical Group Limited (Seal)

Signature Date: Dec 4, 2008

Party B: Kunming Morningstar Printing Co., Ltd.

Authorized Representative: Liu Zhixiang (Signature)

Kunming Morningstar Printing Co., Ltd. (Seal)

Signature Date: Dec 4, 2008